Filed pursuant to Rule 497(a)

Registration No. 333-214767

Rule 482ad

[TEXT OF COMMUNICATION SENT VIA BLOOMBERG]

Issuer:	Hercules Capital, Inc. (“HTGC”)
Expected Ratings*:	BBB- (stable) / BBB+ (stable) (S&P / Kroll)
Security Description:	Unsecured Notes
Format:	SEC Registered
Size:	$[100] million
Maturity:	5-year (October [ ], 2022)
Price Guidance:	4.750% (the number)
Active Bookrunners:	Citi / Jefferies
Minimum Denoms:	$2,000 x $1,000
Use of Proceeds:	To repurchase or redeem all or a portion of Hercules Capital’s 6.250% Notes due 2024, to fund investments in debt and equity securities in accordance with investment objective, and for other general corporate purposes.
Structure:	Change of control (put @ 100%) (See Red)
Covenants:	Limitation on merger, consolidation or sale, transfer or lease of assets Compliance with 1940 Act
Optional Redemption:	Make Whole T+[ ] bp Par call one month prior to maturity
Settlement:	T+[3] (10/[ ]/17)
Marketing:	E-Red

*Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of Hercules Capital before investing. The preliminary prospectus supplement dated October 10, 2017, together with an accompanying prospectus dated September 7, 2017, have been filed with the Securities and Exchange Commission, which contain this and other information about Hercules Capital and should be read carefully before investing.

The information in the preliminary prospectus supplement and the accompanying prospectus, and in this announcement is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this announcement are not offers to sell any securities of Hercules Capital and are not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.

A shelf registration statement relating to these securities is on file with and has been declared effective by the Securities and Exchange Commission. Any offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus. Copies may be obtained from Citigroup Global Markets Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717, or email prospectus@citi.com, or telephone: 1-800-831-9146, or Jefferies LLC, 520 Madison Avenue, New York, New York 10022, or email DCMProspectuses@jefferies.com, or telephone: 1-877-877-0696. ANY DISCLAIMER OR OTHER NOTICE THAT MAY APPEAR BELOW IS NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMER OR NOTICE WAS AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.